Exhibit 32.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Robert Prokos, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of HealthRenu Medical, Inc. on Form 10-QSB for the quarterly period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of HealthRenu Medical, Inc.


                                     By:/s/ Robert Prokos
                                              ----------------------------------
                                     Name:  Robert Prokos
                                     Title: Chief Executive Officer and
                                            Principal Financial Officer
August 15, 2005